UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 15, 2005

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)




           Delaware                      0-21174                 04-2977748
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA 01876
               (Address of Principal Executive Offices) (zip code)




       Registrant's telephone number, including area code: (978) 640-6789


          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











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Item 1.01  Entry into a Material Definitive Agreement.

         On February 16, 2005, the Compensation Committee of the Board of Directors of Avid Technology, Inc. (the "Company") approved the payment of the following annual cash bonus awards in respect of the year ended December 31, 2004 to the Company's executive officers pursuant to the Company's 2004 Amended and Restated Bonus Plan:

         Name and Position                                                       2004 Annual Cash Bonus
         ------------------                                                      ----------------------

         David A. Krall - President and Chief Executive Officer                              $673,750
         Charles L. Smith - V.P. and General Manager, Avid Video                             $236,250
         Paul J. Milbury - V.P. and Chief Financial Officer                                  $209,687
         Joseph Bentivegna - V.P. and Chief Operating Officer, Avid Video                    $187,500
         David M. Lebolt - V.P. and General Manager, Digidesign                              $187,500
         Michael J. Rockwell - Chief Technology Officer and V.P.
                               of Software Engineering                                       $187,500
         Ethan E. Jacks - V.P. of Business Development and Chief Legal Officer               $145,000
         Patricia A. Baker - V.P. of Human Resources                                         $144,375


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On February 15, 2005, based upon a recommendation from the Company's Nominating and Governance Committee, the Board of Directors of the Company elected Elizabeth M. Daley to the Company's Board of Directors. The Company has not made a determination as to which committees of the Company's Board of Directors Ms. Daley will be named.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005                 AVID TECHNOLOGY, INC.
                                        (Registrant)


                                        By:/s/ David A. Krall
                                           -------------------------------------
                                           David A. Krall
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)




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